Exhibit 99.1

Grant Park Fund Class A, B, Legacy 1, Global 1 and Global 3 Units Monthly Performance report April 2011 Consider your alternatives, invest smarter, Grant Park FUND DCM Brokers, LLC This sales and advertising literature must be read in Member FINRA/SIPC and risks of the offering of securities to which it Servicing Agent this offering. This is neither an offer to sell nor a 626 W. Jackson, Suite only by 600 the prospectus. The information in this document Chicago, IL 60661 onfidential This communication and is intended isc solely for the information of

2 Grant Park Fund Performance Report April 2011 Market Commentary: April 2011 Grains/Foods:Corn prices rose nearly economic9% due torecoverytwo factors:and putpoor weather forecasts in major U.S.andandSwissEuropeanfrancfarmingstrengthenedregions increased corn demand from ethanolthat producers.monetary policySugar shiftsprices sharply based on strongfrom Thailand,productionforecastscounterparts.the world second-largest exporter. Equities:North American and European Metals:Precious metals markets movedpredominantlysteadily higher,onfueled buying by investors seeking to thehedgefirstagainstquarter.U.S. Japanesedollar Safe-haven buying caused by thehighereconomicdue situationto heavy buyingJapanby political unrest in the Middle lowEastshareand Africaprices alsocausedplayedby driving precious metals marketsSenghigher.indexCopperfell duepricesto concerns forecasts for weaker industrialhikesdemandwhichcausedcouldby hinderthe recentthe earthquake and potential interest Fixed Income:U.S. Treasury rate markets hikes Currencies:The U.S. dollar weakened unexpectedagainst globalrise counterpartsin jobless on concerns about economic growthThe incurrentthe U.crisisS. Weakeventsemploymentin data and reports from Standard Africa& Poor’scombinedcalled toforsupporta (Closed to New Investment)2000 2001 2002 2003 2004 2005 A Units 11.0% 7.0% 15.3%20.0% -7.6%-3.4% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec YTD 2006 3.5% -3.3% 4.1% 9.5% -0.8%-2.9%-3.7% 2.2% -1.1%-0.6% 3.6% -0.9%9.1% 2007 1.3% -4.2%-4.6% 5.2% 4.6% 4.2% -3.7%-3.7% 8.8% 5.2% -0.7% 0.6% 12.6% 2008 2.5% 9.7% -0.6%-0.1% 2.1% 3.1% -5.1%-2.4% 1.3% 4.8% 2.8% 1.1% 19.9% 2009 -0.9%-0.8%-3.3%-1.7% 1.6% -3.4%-1.3% 1.1% 1.2% -2.6% 4.2% -3.6%-9.2% 2010 -8.0% 0.6% 4.1% 1.8% -3.8%-0.2%-1.7% 2.8% 3.2% 4.3% -2.6% 4.6% 4.5% 2011 -0.5% 2.3% -2.5% 3.8% 3.0% to New Investment) 2003 2004 2005 B Units(Closed 7.7% -8.4%-4.3% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec YTD 2006 3.4% -3.4% 4.0% 9.4% -0.9%-2.9%-3.7% 2.1% -1.2%-0.7% 3.5% -0.9%8.3% 2007 1.2% -4.3%-4.6% 5.2% 4.5% 4.1% -3.8%-3.8% 8.7% 5.2% -0.7% 0.6% 11.8% 2008 2.4% 9.6% -0.7%-0.2% 2.0% 3.0% -5.1%-2.5% 1.2% 4.7% 2.7% 1.0% 18.9% 2009 -1.0%-0.9%-3.3%-1.8% 1.6% -3.5%-1.3% 1.1% 1.1% -2.6% 4.2% -3.6%-9.9% 2010 -8.0% 0.6% 4.0% 1.7% -3.9%-0.3%-1.7% 2.7% 3.2% 4.3% -2.6% 4.5% 3.8% 2011 -0.6% 2.2% -2.5% 3.7% 2.7% Legacy 1 Units Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec YTD 2009 -1.6% 1.7% -3.1%-1.1% 1.3% 1.2% -2.4% 4.0% -3.2%-3.4% 2010 -7.8% 0.8% 4.2% 1.8% -3.5% 0.0% -1.5% 2.9% 3.2% 4.4% -2.3% 4.7% 6.1% 2011 -0.4% 2.4% -2.2% 3.8% 3.6% Global 1 Units Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec YTD 2009 -0.3%2.0% -3.2%-1.3%1.1% 1.2% -3.2%3.8% -4.2%-4.3% 2010 -7.8%0.7% 3.7% 1.5% -2.2%0.3% -2.5%2.7% 2.0% 3.7% -2.1%3.6% 2.9% 2011 -0.7%2.0% -1.9%2.9% 2.3% Global 3 Units Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec YTD 2009 -0.4% 1.8% -3.5%-1.4% 0.9% 1.0% -3.4% 3.5% -4.4%-6.0% 2010 -8.0% 0.5% 3.4% 1.3% -2.4% 0.1% -2.7% 2.5% 1.8% 3.5% -2.3% 3.4% 0.7% 2011 -0.9% 1.8% -2.0% 2.8% 1.5% ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES. PAST PERFORMANCE IS NOT SUITABLE FOR ALL INVESTORS.

Grant Park Fund Performance Report • April 2011 3

A, B and Legacy Units

Trading Performance by Sector


4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
-2.0%
Grains/ Foods
Currencies
Energy
Equity Indices
Fixed Income
Metals
April
YTD

Performance reported is gross of fees and expenses.

Monthly Exposure by Sector

Grains/Foods	Currencies	Energy	Equity Indices	Fixed Income	Metals
10%	28%	11%	19%	20%	12%

Sector Positions at Month-End


05/10
06/10
07/10
08/10
09/10
10/10
11/10
12/10
01/11
02/11
03/11
04/11
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Grains/Foods
Currencies
Energy
Equity Indices
Fixed Income
Metals
L - Long Positions
S - Short Positions

Global Units

Trading Performance by Sector


4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
-2.0%
Grains/ Foods
Currencies
Energy
Equity Indices
Fixed Income
Metals
April
YTD

Performance reported is gross of fees and expenses.

Monthly Exposure by Sector

Grains/Foods	Currencies	Energy	Equity Indices	Fixed Income	Metals
8%	28%	9%	22%	21%	12%

Sector Positions at Month-End


05/10
06/10
07/10
08/10
09/10
10/10
11/10
12/10
01/11
02/11
03/11
04/11
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Grains/Foods
Currencies
Energy
Equity Indices
Fixed Income
Metals
L - Long Positions
S - Short Positions

Understand your Risks

- Performance can be volatile and you could lose all or substantially all of your investment in the Grant Park Fund.
- No secondary market exists for Grant Park. Additionally, redemptions are prohibited for three months following subscription and may result in early redemption fees during the first year for some units.
- Trading in the futures markets, from a macro perspective, results in a zero-sum economic outcome, in that every gain is offset by an equal and opposite loss. Grant Park therefore bears the risk that, on every trade, whether long or short, it will incur the loss.
- Commodity futures trading may be illiquid.
- An investment in Grant Park is speculative and leveraged; as a result of this leverage, the velocity of potential losses may accelerate and cause you to incur significant losses.
- Grant Park pays substantial fees and expenses, including fees to its trading advisors, which must be offset by trading profits and interest income.
- Grant Park invests in foreign securities, which are subject to special risks, such as currency fluctuations, different financial and regulatory standards, and political instability.
- Grant Park's use of multiple trading advisors may result in Grant Park taking offsetting trading positions, thereby incurring additional expenses with no net change in holdings.
- You will have no right to participate in the management of Grant Park.
- The structure and operation of Grant Park involves several conflicts of interest.
- Your annual tax liability may exceed cash distributions to you.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS.

4 Grant Park Fund Performance Report • April 2011

Grant Park Fund At-A-Glance

Product	Legacy Units	Global Units		A and B Units
Class	1	1	3	Closed to New Investment
Account Type	Fee-based	Fee-based	Commission-based	
Minimum Investment	$10,000	$5,000	$5,000	
Retirement Account	$1,000	$1,000	$1,000	
Trading Strategy	Traditional, systematic, medium- to long-term trend-trading philosophy employed by Grant Park for the past 20 years.	Traditional, systematic, medium- to long-term trend-trading philosophy combined with a systematic, pattern recognition model focused on shorter timeframes.		
Breakeven Level	5.27%	4.67%	7.18%	
Redemptions	Monthly after 90 days	Monthly after 90 days	Monthly after 90 days	
Penalty	No	No	1.5% on a declining scale 0.5% per quarter	
Sectors Traded	6	6	6	
Eligibility	Varies by state, but not less than $250k net worth or $70k net worth and $70k income. No investor should invest more than 10% of his/her net worth.	Varies by state, but not less than $250k net worth or $70k net worth and $70k income. No investor should invest more than 10% of his/her net worth.		

Statistics

Statistics Since Inception - Class A Units[1] January 1989 - April 2011	
Total Fund Assets (A,B, Legacy, Global)	$939M
12-Month Return	9.6%
Average 12-Month Return	18.5%
36-Month Cumulative Return	4.9%
60-Month Cumulative Return	26.2%
Compounded Annualized ROR	14.3%
3-Year Compounded Annualized ROR	1.6%
5-Year Compounded Annualized ROR	4.8%
10-Year Compounded Annualized ROR	6.2%
Worst Drawdown (5/89 - 10/89)	-38.9%
Worst Drawdown Last 5 Years (12/08 – 1/10)	-16.4%
Average 1-month Gain	6.5%
Average 1-month Loss	-4.4%
# of Winning Months	143
# of Losing Months	125

Correlation Analysis: Class A Units[1] and S&P Total Return Index[2] April 2001 - March 2011		
↑ ↓	Moved in Opposite Directions	**47%** 56 of 120 months
↑ ↑	Positive Results for Both	**34%** 41 of 120 months
↓ ↓	Negative Results for Both	**19%** 23 of 120 months

[1] Class A Units are closed to new investment. New investors are expected to invest in the Legacy or Global units, which have lower fees and expenses.
[2] It is not possible to directly invest in an index.

Glossary

The following glossary may assist prospective investors in understanding certain terms used in this presentation; please refer to Appendix E in the prospectus for a more complete glossary of additional terms relevant to this offering:

Average 12-Month Return: The average (arithmetic mean) return of all rolling 12-month periods over the investment track record. This is calculated by summing all 12-month period returns and then dividing by the number of 12-month periods. This simple average does not take into account the compounding effect of investment returns.

Compounded Annualized Rate of Return (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

Correlation: This is the tendency for the returns of two assets, such as a portfolio and an index, to move together relative to their average. The measurement of this statistic (the correlation coefficient) can range from -1 (perfect negative correlation, one goes up the other down) to 1 (perfect positive correlation, both moving in the same direction). A correlation of 0 means no relationship can be found between the movement in the index and the movement in the portfolio's performance.

Drawdown: A drawdown is any losing period during an investment's performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park's drawdowns are computed based on month-end equity values.

Net Asset Value per Unit: This is the total net asset value of a class of units divided by the aggregate number of units of such class outstanding as of the date noted.

All charts in this document were prepared by Dearborn Capital Management, LLC.
©2011 Grant Park Fund. All rights reserved.

GRANT PARK FUND

www.grantparkfunds.com
866-242-4055

Sponsored by DEARBORN CAPITAL MANAGEMENT, LLC

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